EXHIBIT 32.2

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, William D. Hibbetts, Senior Vice President and Chief Financial Officer of Pioneer Drilling Company, a Texas corporation (the “Company”), hereby certify, to my knowledge, that:

(1) the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 17, 2007

/s/ William D. Hibbetts
William D. Hibbetts Senior Vice President and Chief Financial Officer